SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): August 15, 1997

             Onyx Acceptance Grantor Trust 1997-1
     --------------------------------------------------------------------------
             (Issuer with respect to Certificates)

            Onyx Acceptance Financial Corporation
     -------------------------------------------------------------
        (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-22301                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500






Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1997-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the August 1997 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1997-1 for the month of August 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: August 28, 1997

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: August 28, 1997






                                   EXHIBIT 19


Onyx Acceptance Grantor Trust 1997-1                Distribution Date Statement
6.55% Auto Loan Pass-Through Certificates                             28-Aug-97

Collection Period Beginning on:           07/01/97
Collection Period Ending on:              07/31/97
Distribution Date:                        08/15/97

     1 Original Pool Balance                                                                            $90,000,000.00
     2 Collection Period Beginning Pool Balance                                                         $78,476,472.33
     3 Collection Period Beginning Pool Balance Factor                                                            0.871961

       Computation of Collection Account Amounts Available for Distribution
     4 Total Collections from Obligors    01-Jul-to              31-Jul-97                               $3,315,572.69
     5 Full Prepayments through first 5 business days of current month (Precompute only)                    161,332.24
     5aFull Prepayments through first 5 business days of current month (Simple interest  only)              145,725.64
     6 Full Prepayments included in Prior Collection Period (Precompute only)                               144,663.46
     6aFull Prepayments included in Prior Collection Period (Simple Interest only)                           83,895.73
     7 Partial Prepayments deposited to PayAhead Acct                                                        30,417.68
     8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                        0.00
     9 Yield Supplement Amount to be Deposited to Collection Account                                              0.00
    10 Net Liquidation Proceeds on Default01-Jul-tocts           31-Jul-97                                   74,355.33
    11 Net Liquidation Proceeds first 5 business days of current month                                            0.00
    12 Net Liquidation Proceeds included in Prior Collection Period                                               0.00
    13 Net Insurance Proceeds                                                                                     0.00
    14 Net Insurance Proceeds first 5 business days of current month                                              0.00
    15 Net Insurance Proceeds included in Prior Collection Period                                                 0.00
    16 Aggregate Amount of Repurchased Contracts                                                                  0.00
    17 Reinvestment Earnings on Funds in C01-Jul-to Acct         31-Jul-97                                    7,300.91
                                                                                                              --------

    18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                 $3,445,309.94

       Computation of Certificate Ending Pool Balance
    19 Collection  Period  Beginning  Pool Balance                                                       $78,476,472.33
    20 Scheduled Principal  Decline   (recomputed   actuarial)   Precompute   contracts  only                696,322.11
    20aPrincipal Collected: Payments only - Simple Interest contracts                                        483,893.51
    20bPrincipal   Collected:   Full   Prepaymen08-Jul-to   through    mont31-Jul-97                         433,699.08
    20cFull  Prepayments through first 5 business days of current  month:  Simple  Interest only             145,725.64
    21 Full  Prepayments:Precompute only  t08-Jul-tonth end 31-Jul-97                                        518,230.47
    22 Full Prepayments through first 5 business days of current month:  Precompute  only                    161,332.24
    23 Defaulted Contracts (Liquidated  Pr08-Jul-toceived)  31-Jul-97                                        143,335.19
    23aDefaulted  Contracts  (Liquidated  Proceeds received) thru 1st 5 business days of current month             0.00
    24   Defaulted   Contracts   (4  or  more periods.Liquidated  Proceeds not received)                           0.00
    24aDefaulted Contracts (4 or more  periods.Liquidated  Proceeds  not  received)  thru 1st 5 bus.  days of
    current m                                                                                                      0.00
    25 Repurchased Contracts                                                                                       0.00
    26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                           $75,893,934.09
       Certificate Ending Balance Pool Factor                                                                     0.843266

    27 Principal Distribution Amount  (19-26)                                                            $2,582,538.24

       Distributions From Collection Account
    28 Principal Distribution Amount                                                                     $2,582,538.24
    29 Interest Distribution Amount  (6.55% / 12)                                                           428,350.74
    30 Servicing Fee Payable to Servicer (1.0% / 12)                                                         65,397.06
    31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                                13,515.39
    31aReinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $1,800,000 or 41-43)         3,875.00
    32 Reinvestment Earnings Payable to Finco                                                                 7,300.91
                                                                                                              --------

    33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                $3,100,977.34

    34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                               $344,332.60

       Spread Account Reconciliation
    35 Initial Deposit                                                                                         $100.00
    36 Deposits to Spread Account Prior Collection Periods                                               $1,502,327.87
    37 Deposit to Spread Account this Collection Period    (34)                                            $344,332.60
    38 Reinvestment Earnings on Funds in S01-Jul-tot             31-Jul-97                                   $6,111.71
    39 Draws from Spread Account Prior Periods                                                                   $0.00
                                                                                                                 -----

    40 Spread Account Balance     (35+36+37+38-39)                                                       $1,852,872.18

    41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                               $4,553,636.05
    42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                   $0.00
    43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                           $1,852,872.18

       Delinquency Statistics
    44 Number of Accts Delinquent 30 - 59 Days                                                                   78
    45 Number of Accts Delinquent 60 - 89 Days                                                                   31
    45aNumber of Accts Deliquent 90 Days and Over                                                                38
                                                                                                                 --
    46 Total Number of Delinquent Accounts 30 Days and Over                                                     147

    47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                    $807,036
    48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                  $392,795
    48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                              $496,143
                                                                                                           --------
    49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                           $1,695,975

    50 Policy Claim Amount                                                                                       $0.00

       Repossession Statistics
    51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                     38
    52 Number of Accounts Repossessed During Collection Period                                                   22
    53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                     13
                                                                                                                 --
    54 Number of Accounts in Repo Inventory @ End of Collection Period                                           47

    55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period    $481,935.76
    56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                               305,301.65
    57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                   187,040.20
                                                                                                            ----------
    58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period          $600,197.21


       Yield Supplement Account  Balance
    59 Initial Deposit  less Prior Period Drawdowns                                                              $0.00
    60 Draws from Yield Supplement to Collection Account this Collection Period                                  $0.00
                                                                                                                 -----

    61 Yield Supplement Account  Balance                                                                         $0.00

       Accounts Outstanding
    62 Original Accounts Outstanding                                                                          7,318
    63 Remaining Number of Accounts Outstanding @  End of Collection Period                                   6,620

       Net Yield
    64 Interest Collected on Contracts                                                                      924,450.65
    65 Interest Collected on Contracts - Prior Collection Period                                            870,369.53
    66 Interest Collected on Contracts - Two Collection Periods Ago                                         965,507.54
    67 Liquidated Contract Balances (less Liquidation proceeds)                                              68,979.86
    68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                    25,931.33
    69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                 23,880.11
    70 Interest Paid to Certificate Holders                                                                 428,350.74
    71 Interest Paid to Certificate Holders - Prior Collection Period                                       440,605.86
    72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                    453,151.68
    73 Servicing Fees Paid to Servicer                                                                      $65,397.06
    74 Servicing Fees Paid to Servicer -  Prior Collection Period                                           $67,268.07
    75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                         $69,183.46
    76 Certificate Ending Pool Balance                                                                  $75,893,934.09
    77 Certificate Ending Pool Balance - Prior Collection Period                                        $78,476,472.33
    78 Certificate Ending Pool Balance - Two Collection Periods Ago                                     $80,721,684.20

    79 Net Yield                                                                                                  5.70%

       A.P.R. of Trust Contracts
    80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                         13.86%
    81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                     13.92%


       Credit Losses
    82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                       $143,335.19
    83 Recoveries during Collection Period  (10+11-12)                                                       74,355.33
                                                                                                             ---------

    84 Net Credit Losses during Collection Period   (82-83)                                                 $68,979.86

    85 Cumulative Net Credit Losses                                                                        $118,791.30
    86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                         0.13%

    87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                       1.05%
    88 Charge-off Percentage -  Average of last 3 Collection Periods                                              0.60%

    89 Repos in Inventory delinquent 30 to 60 days ($)                                                      $82,423.00
    90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days)        1.28%
    91 Delinquency Percentage  (3 month rolling avg)                                                              1.02%

    92 Remaining Weighted Average Maturity (Months)                                                              52.0






       I certify that the computations reflected above 31-Jul-97ollection period ended are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1997.


       By :   _____________________Date:_________________

       Name: Don Duffy
       Title:  Executive Vice President